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                                                                    EXHIBIT 10.3


                              CONNETICS CORPORATION
                          REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is made as of the 7th day of July, 1999, by and among Connetics Corporation, a Delaware corporation ("Connetics") and Paladin Labs, Inc. ("Investor," which term for purposes of this Agreement shall also include any assignee of Paladin Labs Inc., in accordance with this Agreement). Connetics and Investor are sometimes referred to as a "Party" or as the "Parties" to this Agreement.

                                 R E C I T A L S

         A. Effective as of the same date as this Agreement, Connetics and the Investor have entered into a Common Stock Purchase Agreement (the "Purchase Agreement") pursuant to which Connetics has agreed to sell to the Investor and the Investor has agreed to purchase from Connetics shares of Connetics' Common Stock (all terms not otherwise defined in this Agreement shall have the meanings ascribed in the Purchase Agreement).

         B. A condition to the Investor's obligations under the Purchase Agreement is that Connetics and the Investor enter into this Agreement in order to provide the Investor with certain rights to register the Common Stock acquired by the Investor pursuant to the Purchase Agreement. Connetics desires to induce the Investor to purchase the Common Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, the parties hereby agree as follows:

                                    AGREEMENT

         1. Registration Rights. Connetics and Investor covenant and agree as follows:

                  1.1      Definitions.  For purposes of this SECTION 1:

                           (a) The terms "register," "registered," and
         "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document.

                           (b) The term "Registrable Securities" means (i) the shares of Common Stock issued or sold in connection with the Purchase Agreement (such shares of Common Stock are collectively referred to as the "Shares" or "Stock") and (ii) any other shares of common stock of Connetics issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock; provided, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, shares of common stock shall only be treated as


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         Registrable Securities if and so long as they have not been (x) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (y) sold in a transaction exempt from the registration and prospectus delivery requirements under
         Section 4(1) of the Securities Act so that all transfer restrictions, and restrictive legends with respect to such securities, if any, are removed upon the consummation of such sale.

                           (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock then outstanding which are Registrable Securities, plus the number of shares of common stock issuable pursuant to then exercisable or convertible securities which are Registrable Securities.

                           (d) The term "Form S-3" means such form under the Securities Act as in effect on the date of this Agreement or any successor form under the Securities Act.

                           (f) The term "SEC" means the Securities and Exchange Commission.

                           (g) The term "Registration Expenses" means all expenses, except as otherwise stated below, incurred by Connetics in complying with SECTION 1.2 of this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Connetics and special counsel to the Investor, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Connetics which shall be paid in any event by Connetics).

                           (h) The term "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Investor.

                  1.2      Registration

                           (a) Notice of Registration. If at any time or from time to time Connetics determines to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans or (ii) a registration relating solely to a Commission Rule 145 transaction, Connetics will:

                                    (i) promptly give Investor written notice of
                           its intention to register securities; and

                                    (ii) include in such registration (and any
                           related qualification under blue sky laws or other compliance), and in any underwriting involved in the registration, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from Connetics by Investor.



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                           (b) Underwriting. If the registration of which
         Connetics gives notice is for a registered public offering involving an underwriting, Connetics shall so advise Investor as a part of the written notice given pursuant to SECTION 1.2(a)(i). In such event Investor's right to registration pursuant to SECTION 1.2 shall be conditioned upon Investor's participation in such underwriting, and the inclusion of Investor's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided in this Agreement. If Investor proposes to distribute its securities through such underwriting, it shall (together with Connetics) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by Connetics. Notwithstanding any other provision of this SECTION 1.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be distributed through such underwriting and if so limited, such Registrable Securities shall be excluded from such underwriting and registration. Connetics shall so advise Investor (if Investor is distributing its securities through such underwriting) of such limitation, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all sellers in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such sellers to be included in such registration statement. To facilitate the allocation of shares in accordance with the above provisions, Connetics may round the number of shares allocated to any seller to the nearest 100 shares. If any seller disapproves of the terms of any such underwriting, such seller may elect to withdraw from the underwriting by written notice to Connetics and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                           (c) Right to Terminate Registration. Connetics shall have the right to terminate or withdraw any registration that it initiates under this SECTION 1.2 prior to the effectiveness of such registration whether or not Investor has elected to include securities in such registration. Connetics shall bear the Registration Expenses of such withdrawn registration in accordance with SECTION 1.3 of this Agreement.

         1.3 Expenses of Registration. Connetics shall bear all Registration Expenses incurred in connection with registrations pursuant to SECTION 1.2. All Selling Expenses relating to securities registered on behalf of the Investor shall be borne by the Investor pro rata with Connetics and any other sellers on the basis of the number of shares so registered.

         1.4. Registration Procedures. In the case of any registration, qualification or compliance effected by Connetics pursuant to this SECTION 1, Connetics will keep Investor advised in writing as to the initiation and completion of such registration, qualification and compliance. At its expense Connetics will:

                           (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to



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         become and remain effective for at least thirty (30) days or until the distribution described in the registration statement has been completed;

                           (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                           (c) Furnish to the Investor and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                           (d) Furnish, at the Investor's request at the time any Registrable Securities are delivered to the underwriters (if any) for sale in connection with a registration pursuant to this SECTION 1.4, (i) an opinion, dated such date, of the counsel representing Connetics for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Investor.

                           (e) Representations of Investor. The Investor hereby represents to and covenants with Connetics that, during the period in which a registration statement effected pursuant to SECTION 1.2 remains effective, it will:

                                    (i) not engage in any stabilization activity
                           in connection with any of Connetics' securities;

                                    (ii) cause to be furnished to any purchaser
                           of the Shares and to the broker-dealer, if any, through whom Shares may be offered, a copy of the Prospectus; and

                                    (iii) not bid for or purchase any securities
                           of Connetics or any rights to acquire Connetics' securities, or attempt to induce any person to purchase any of Connetics' securities or any rights to acquire Connetics' securities other than as permitted under the Securities Exchange Act of 1934, as amended ("Exchange Act").

         1.5 Furnish Information. It shall be a condition precedent to Connetics' obligations to take any action pursuant to this SECTION 1 with respect to Investor's Registrable Securities that Investor shall furnish to Connetics such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

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         1.6 Delay of Registration. Investor shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any dispute that might arise with respect to the interpretation or implementation of this SECTION 1.

         1.7 Indemnification. If any Registrable Securities are included in a registration statement under this SECTION 1:

                  (a) To the extent permitted by law, Connetics will indemnify and hold harmless Investor, any underwriter (as defined in the Securities Act) for the Investor, and each person, if any, who controls the Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                           (i) any untrue statement or alleged untrue statement
                  of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement, or any amendments or supplements to the registration statement,

                           (ii) the omission or alleged omission to state
                  therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                           (iii) any violation or alleged violation by Connetics
                  of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law;

         and Connetics will pay to each such indemnified person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this SUBSECTION 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without Connetics' consent (which consent shall not be unreasonably withheld), nor shall Connetics be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such indemnified person.

                  (b) To the extent permitted by law, Investor will indemnify and hold harmless Connetics, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls Connetics within the meaning of the Securities Act, any underwriter, any other person selling securities in such registration statement and any controlling person of any such underwriter or other seller, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing


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         persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Investor expressly for use in connection with such registration; and Investor will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this SUBSECTION 1.7(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this SUBSECTION 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the Investor's consent (which consent shall not be unreasonably withheld) and provided further, that in no event shall any indemnity under this SUBSECTION 1.7(b) exceed the net proceeds from the offering received by Investor, except in the case of willful fraud by Investor.

                  (c) Promptly after receipt by an indemnified party under this
         SECTION 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
         SECTION 1.7, deliver to the indemnifying party a written notice of the commencement of such action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense of such action with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
         SECTION 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this SECTION 1.7.

                  (d) If the indemnification provided for in this SECTION 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to in this Section, then the indemnifying party, in lieu of indemnifying such indemnified party under this Agreement, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations; provided that, in no event shall any contribution by the Investor under this SUBSECTION 1.7(d) exceed the net proceeds from the offering received by the Investor,



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         except in the case of willful fraud by the Investor. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The obligations of Connetics and the Investor under this
         SECTION 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this SECTION 1.

         1.8 Reports Under Securities Exchange Act Of 1934. With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit Investor to sell securities of Connetics to the public without registration or pursuant to a registration on Form S-3, Connetics agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144, so long as Connetics remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable Investor to use Form S-3 for the sale of its Registrable Securities;

                  (c) file with the SEC in a timely manner all reports and other documents required of Connetics under the Securities Act and the Exchange Act; and

                  (d) furnish to Investor, so long as Investor owns any Registrable Securities, forthwith upon request (i) a written statement by Connetics that it has complied with the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of Connetics and such other reports and documents so filed by Connetics, and (iii) such other information as may be reasonably requested in availing Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.9 Termination of Registration Rights. The rights granted under this
SECTION 1 shall terminate on the second anniversary of the effective date of this Agreement.

         2.       MISCELLANEOUS.

         2.1 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any of the Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than


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the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         2.2 Governing Law. This Agreement and all acts and transactions pursuant to this Agreement shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

         2.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         2.5 Notices. Unless otherwise provided in this Agreement, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier and addressed to the party to be notified at such party's address as set forth on the signature page of this Agreement or as subsequently modified by written notice. In the event that any date provided for in this Agreement falls on a Saturday, Sunday or legal holiday, such date shall be deemed extended to the next business day. Notwithstanding the foregoing, any notice delivered pursuant to SECTION 1.6 of this Agreement must be made by personal delivery or confirmed facsimile transmission.

         2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         2.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Connetics and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and Connetics.

         2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. If the Parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

         2.9 Entire Agreement. This Agreement, and the documents referred to in this Agreement (with the exception of the registration statement) constitute the entire agreement between the Parties pertaining to the subject matter of this Agreement, and any and all other written or oral agreements existing between the Parties are expressly canceled.


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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    COMPANY

Connetics Corporation                                        Address:

                                                             3400 West Bayshore Road
                                                             Palo Alto, California 94303
By:   /s/ T. Wiggans                                         Fax No.  (650) 843-2899
     -------------------------------
          Thomas G. Wiggans
          President and Chief Executive Officer



                                   INVESTOR
Paladin Labs Inc.                                            Address:
                                                             Paladin Labs Inc.
                                                             6111 Royalmount, Suite 102
                                                             Montreal, Quebec  H4P 2T4
By:   /s/ Jonathan Goodman                                   Fax No.
     -------------------------------
         Jonathan Goodman
         President



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